Scudder
21st Century
Growth Fund

Annual Report
August 31, 1997

Pure No-Load(TM) Funds


A fund investing primarily in securities of emerging growth companies poised to be leaders in the 21st century. For investors seeking long-term growth of capital.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                                    In Brief


o During the period from the beginning of operations on September 9, 1996, through the end of August 1997, Scudder 21st Century Growth Fund provided a total return of 9.25%.

o For most of the period, larger capitalization issues outperformed small company growth stocks by a wide margin; however, this situation reversed itself to a degree over the latter part of the Fund's fiscal year.

o A valuation gap between large and small stocks remains to be closed following an extended period of large-cap strength, and while there are no guarantees, the stage appears to have been set for a period of strong small growth company performance.




                                Table of Contents

   3  Letter from the Fund's President   21  Financial Highlights
   4  Performance Update                 22  Notes to Financial Statements
   5  Portfolio Summary                  25  Report of Independent Accountants
   6  Portfolio Management Discussion    28  Officers and Trustees
  10  Glossary of Investment Terms       29  Investment Products and Services
  12  Investment Portfolio               30  Scudder Solutions
  18  Financial Statements


                      2 - Scudder 21st Century Growth Fund

                        Letter From the Fund's President


Dear Shareholders,

     We are pleased to present the first annual report for Scudder 21st Century Growth Fund. For the period of slightly less than 12 months from the beginning of Fund operations on September 9, 1996, through August 31, 1997, the Fund provided a total return of 9.25%.

     As outlined in the management discussion that follows, the past year was not always easy for investors in small growth stocks. For much of the first part of the Fund's fiscal period, stock performance of smaller capitalization, high-growth companies badly lagged that of large companies. This disparity was due to a host of factors, including higher interest rates and strong large-cap earnings growth.

     Since April, conditions for small growth companies have improved, and there have been strong signs that investor interest in this segment of the market has heightened. To illustrate, the Russell 2000 Growth Index, a barometer for small and medium-sized growth stocks, returned 11.95% over the three months ended August 31, versus 6.48% for the large-cap S&P 500 Index. In view of previous price declines, we believe many of the Fund's holdings remain at attractive levels, given their strong potential for future earnings gains. We look forward to the coming year, and thank you for your continued investment in Scudder 21st Century Growth Fund.

     For those of you interested in hearing about new products, we would like to take this opportunity to introduce Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exhanges. For a complete listing of Scudder's mutual fund offerings, see page.

     If you have any questions regarding Scudder 21st Century Growth Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder 21st Century Growth Fund


                      3 - Scudder 21st Century Growth Fund

                     Performance Update as of August 31, 1997

-------------------------------------
Fund Index Comparisons
-------------------------------------
                     Total Return
-------------------------------------
Period Ended    Growth of
8/31/97         $10,000    Cumulative
-------------------------------------
Scudder 21st Century Growth Fund
Ticker Symbol:  SCTGX
-------------------------------------
Life of Fund*   $10,925       9.25%
-------------------------------------
Russell 2000 Growth Index
-------------------------------------
Life of Fund*   $11,414      14.14%
-------------------------------------
*The Fund commenced operations on
 September 9, 1996.
 Index comparisons begin September 30, 1996.

------------------------------------------------
Growth of a $10,000 Investment
------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Russell 2000 Growth Index

Year            Amount
----------------------
9/96*          $10,000
10/96          $ 9,569
11/96          $ 9,835
12/96          $10,027
1/97           $10,269
2/97           $ 9,649
3/97           $ 8,968
4/97           $ 8,864
5/97           $10,196
6/97           $10,542
7/97           $11,082
8/97           $11,414


Scudder 21st Century Growth Fund

Year            Amount
----------------------
9/96*          $10,000
10/96          $ 9,444
11/96          $ 9,444
12/96          $ 9,373
1/97           $ 9,413
2/97           $ 8,778
3/97           $ 8,119
4/97           $ 7,897
5/97           $ 9,302
6/97           $ 9,833
7/97           $10,214
8/97           $10,405

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended August 31



                                         1997*
--------------------------------------------------------------------------------
Net Asset Value                        $13.11
--------------------------------------------------------------------------------
Income Dividends                       $   --
--------------------------------------------------------------------------------
Capital Gains Distributions            $   --
--------------------------------------------------------------------------------
Fund Total Return (%)                    9.25
--------------------------------------------------------------------------------
Index Total Return (%)                  14.14
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                      4 - Scudder 21st Century Growth Fund

                    Portfolio Summary as of August 31, 1997

-------------------------------
Asset Allocation
-------------------------------
Equity Holdings             98%
Cash Equivalents             2%
-------------------------------
                           100%
-------------------------------

The Fund is essentially fully
invested in small U.S. growth
stocks.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Sector Diversification
(Excludes 2% Cash Equivalents)
------------------------------
Technology                 21%
Health                     15%
Service Industries         15%
Consumer Discretionary     11%
Manufacturing               9%
Consumer Staples            7%
Energy                      7%
Durables                    5%
Financial                   3%
Other                       7%
------------------------------
                          100%
------------------------------

The Technology and Health
sectors of the market contain
many growth-oriented companies.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------
Ten Largest Equity Holdings
(21% of Portfolio)
-------------------------------
 1. Nuevo Energy Co.
    Oil and gas exploration, development and production

 2. Aptargroup, Inc.
    Manufacturer of packaging equipment
    components

 3. MAPICS Inc.
    Business planning and control solutions and services

 4. Wind River Systems
    Producer of advanced software operation systems and development tools

 5. Simula, Inc.
    Development and production of transportation safety products

 6. Cymer, Inc.
    Provider of laser illumination sources for ultra-violet photolithography systems

 7. Renters Choice, Inc.
    Operator of rent-to-own stores offering home electronics, appliances, furniture and accessories

 8. Lamalie Associates, Inc.
    Executive search company

 9. Cognex Corp.
    Manufacturer of machine vision systems

10. MedQuist, Inc.
    Electronic document transcription and
    management services

Top holdings include companies positioned to be leaders in growing areas of the economy.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - Scudder 21st Century Growth Fund

           Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Peter Chin and Portfolio Manager Roy McKay discuss Scudder 21st Century Growth Fund's strategy and the market environment over the period since the Fund began operations on September 9, 1996.

Q: Could you outline the Fund's investment approach?

A: The Fund seeks growth from smaller companies we believe are positioned to become leaders in the economy of tomorrow. In general, we are looking for companies for which we expect the level and visibility of earnings growth going forward to be high. Within this context, we are opportunistic investors, seeking growth wherever we can find it, focusing on companies positioned to be leaders in their chosen niches.

Many of the companies held by the Fund feature a high percentage of stock ownership by insiders -- nearly half of outstanding equity on a weighted average basis. This indicates to us that management's interests are generally very much in alignment with ours, as pure investors, and reflects our effort to find tomorrow's leading companies before they are generally recognized as such by the investment community.

Q: How did small stocks perform overall during the period since the Fund's inception?

A: For most of the period, larger capitalization issues outperformed small company growth stocks by a wide margin. For the year ended August 31, 1997, large cap stocks, as gauged by the S&P 500 Index, returned 40.65%, versus the 20.03% return of the Russell 2000 Growth Index.

This disparity reflects small cap performance that was weak on both a relative and absolute basis over the first part of the period. For the six months from the beginning of September 1996 through the end of February 1997, the S&P 500 Index provided a total return of 22.53%, versus 1.46% for the Russell 2000 Growth Index. Erratic earnings are always a risk to investors in the small cap sector of the stock market, and earnings disappointments among this group were swiftly reflected in lower stock prices during this period.

This situation reversed itself to a degree over the latter part of the Fund's fiscal year. For the six months ended August 31, 1997, the Russell 2000 Growth Index returned 18.30% versus 14.78% for the S&P 500.

Q: Please summarize the Fund's performance since its inception almost a year ago.

A: From the beginning of operations on September 9, 1996, through the end of August 1997, the Fund provided a total return of 9.25%. For purposes of rough comparison, for the full twelve month period beginning last September and running through the end of August, the Russell 2000 Growth Index -- a commonly used gauge of small growth stock performance -- returned 20.03%.

The Fund's underperformance versus the benchmark index reflects a number of earnings disappointments experienced by portfolio holdings in the first half of the fiscal period. It is also in part a function of adverse conditions early in the period for investors focusing on the small end of the market capitalization spectrum. The Russell 2000 Growth Index includes companies with market

                      6 - Scudder 21st Century Growth Fund
capitalizations as high as $1.3 billion, while Scudder 21st Century Growth Fund has a smaller cap tilt than the Index, holding companies with market capitalizations below $750 million. As a result, the Fund experienced a stronger headwind than the Index over the period of large cap leadership that extended into April 1997.

As the year progressed and smaller stocks began to recover, conditions became more favorable for our investment style. Over the last six months of the period, the Fund provided a total return of 18.54% versus 18.30% for the Index.

Q: What areas of the market are most heavily represented in the portfolio?

A: Technology and healthcare companies, at 21% and 15% of portfolio assets, respectively, are the Fund's leading sectors. These sectors will generally be heavily weighted given the growth orientation of the Fund. We have recently uncovered a number of growth opportunities among consumer stocks, and consumer discretionary and consumer staples companies together represent another 18% of assets.

Q: Could you discuss some of the Fund's larger holdings and recent additions?

A: Several of the Fund's top holdings and new positions illustrate our focus on the early identification of companies poised to provide solutions to tomorrow's problems or to apply more advanced techniques to meeting today's needs. Large technology positions include Pinnacle Systems, a leader in the design, manufacture and marketing of sophisticated video post-production tools used in TV and motion pictures, and Vantive, a developer of software used by businesses to manage customer information and relationships.

The health sector contains many dynamic small companies that, in our view, are on the verge of seeing long-term investments come to fruition. Fund holdings in this area are focused on biotechnology and medical device companies that are solving problems or reducing the costs of care, rather than on caregivers such as HMOs. In this vein, we have recently added to our position in Norland Medical Systems, a provider of devices used to measure bone density. The market for these devices has been created by new treatments for osteoporosis, and the company is receiving backing from pharmaceutical giant Merck in the marketing of its products.

Simula, one of the Fund's ten largest holdings, is a manufacturer of specialized airbags designed initially for use in sport utility vehicles and luxury passenger cars to protect drivers in the event of a rollover. This technology was in the past used exclusively in the military for fighter planes and helicopters. BMW is now promoting the use of this product in its `98 models, and we expect more manufacturers will follow suit.


                      7 - Scudder 21st Century Growth Fund

Wackenhut Corrections Corp. is a recent addition to the portfolio. Wackenhut is positioned to ride the trend on both the federal and state levels -- driven by taxpayer pressure -- towards turning over the construction and management of prisons to the private sector. While privatization contracts for new facilities are growing at 30% per annum, management by private facilities stands at only about 5% of the total existing corrections market, so we believe that a great deal of upside potential remains in this business.

Q: What is your outlook for small growth stocks?

A: Very optimistic. Over the last three months of the Fund's fiscal period, as gauged by the Russell 2000 Growth and S&P 500 indices, small growth stocks outperformed large cap issues by 11.95% to 6.48%. While projections are always difficult, we believe the recent reversal in leadership was driven by a number of factors that remain in place.

The small cap recovery began in mid-April, and was triggered by a drop in interest rates that sparked renewed interest in high growth stocks. June introduced a new element -- faltering earnings on the part of large-cap companies, caused in part by the turmoil in Asian currencies. Large companies had experienced well above average earnings growth over an extended period, but disappointments began to increase among this group. This led many investors to look elsewhere in the market for earnings growth.

Small cap issues continued to outperform larger companies as rates moved up in August. This was partly a function of continued large company earnings disappointments, but also a response to the signing into law of a capital gains

                      8 - Scudder 21st Century Growth Fund
tax rate cut. With the long-term capital gains rate reduced to 20% -- versus rates of as high as 39.6% on income -- investor interest in high growth stocks that pay no cash dividends was heightened. Historically, the price-earnings ratios of such companies has tended to rise relative to slower growth, cash dividend paying companies when the capital gains tax rate has declined.

Moreover, despite the recent outperformance of smaller companies, a valuation gap between large and small stocks remains to be closed following an extended period of large cap strength. In short, while the future is never certain, the stage appears to be set for a period of strong small growth company performance.


                Scudder 21st Century Growth Fund: A Team Approach
                                  to Investing


  Scudder 21st Century Growth Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Peter Chin has responsibility for the Fund's day-to-day management and investment strategies. Mr. Chin has 23 years of research and portfolio management experience, primarily in small company growth stocks. Roy
  C. McKay, Portfolio Manager, has 29 years of investment experience, with 20 years specializing in small company growth stocks.



                      9 - Scudder 21st Century Growth Fund

                          Glossary of Investment Terms


 CURRENCY EXCHANGE RATE     The price at which one country's currency can be
                            exchanged into another currency. When the U.S.
                            dollar rises relative to foreign currencies, this decreases the buying power of overseas purchasers of U.S. goods and services and tends to hurt the earnings of U.S. companies that export; by contrast, a weak dollar promotes U.S. exports.

 DIVIDEND  YIELD            With stocks, a company's payment out of earnings to
                            shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

 FEDERAL FUNDS RATE         A benchmark short-term interest rate, the Fed Funds
                            rate is the interest charged by Federal Reserve member banks to other member banks requiring overnight loans to meet regulatory reserve requirements. The Fed Funds rate is a key instrument of U.S. monetary policy, by which the Federal
                            Reserve seeks to influence growth and inflation by controlling the supply of money in the economy.

 FUNDAMENTAL RESEARCH       Analysis of companies based on the projected impact
                            of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK               Stock of a company that has displayed above average
                            earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                            Distinct from value stock.

 LIQUIDITY                  A stock that is liquid has enough shares outstanding
                            and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

                      10 - Scudder 21st Century Growth Fund

 MARKET CAPITALIZATION      The value of a company's outstanding shares of
                            common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

 NASDAQ The Nasdaq Stock Market (for National Association of Securities Dealers Automated Quotation system). A computerized system that provides brokers and dealers with price quotations for securities traded over the counter ("OTC"), as well as for some securities listed on the New York Stock Exchange or American Stock Exchange. Historically, most securities traded OTC using the Nasdaq quotation system have been smaller-capitalization stocks that do not qualify for listing on a major exchange.

 OVER/UNDER  WEIGHTING      Refers to the allocation of assets -- usually by
                            sector, industry, or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

 PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation, that
                            indicates what investors are paying for a company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.

 VALUE STOCK                A company whose stock price does not fully reflect
                            its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                      11 - Scudder 21st Century Growth Fund

                   Investment Portfolio as of August 31, 1997

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/29/97
  at 5.45%, to be repurchased at $472,286 on 9/2/97, collateralized by a $340,000                                  -----------
  U.S. Treasury Bond, 12%, 8/15/13 (Cost $472,000) ......................................        472,000               472,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 11.0%
Apparel & Shoes 1.5%
St. John Knits Inc. (Manufacturer of woman's clothing) ..................................          8,100               341,213
                                                                                                                   -----------
Department & Chain Stores 2.0%
Renters Choice, Inc.* (Operator of rent-to-own stores offering home electronics,
  appliances, furniture and accessories) ................................................         21,400               476,150
                                                                                                                   -----------
Hotels & Casinos 2.1%
Grand Casinos Inc.* (Casino manager) ....................................................         13,200               203,775
Rio Hotel and Casino, Inc.* (Owner and operator of hotel and casino complex) ............         14,300               279,744
                                                                                                                   -----------
                                                                                                                       483,519
                                                                                                                   -----------
Recreational Products 1.6%
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ...........         16,300               377,956
                                                                                                                   -----------
Specialty Retail 3.8%
Cole National Corp.* (Operator of specialty service retail stores) ......................          5,000               222,812
West Marine, Inc.* (Retailer of recreational and commercial boating supplies
  and apparel) ..........................................................................         15,350               291,650
Wilmar Industries, Inc.* (National distributor of repair and maintenance products
  for the apartment housing market) .....................................................         15,600               390,000
                                                                                                                   -----------
                                                                                                                       904,462
                                                                                                                   -----------
Consumer Staples 6.7%
Alcohol & Tobacco 1.6%
Robert Mondavi Corp. "A"* (Premium wine producer) .......................................          8,410               382,655
                                                                                                                   -----------
Farming 1.8%
Scheid Vineyards Inc. "A"* (Producer of wine grapes) ....................................         40,000               430,000
                                                                                                                   -----------
Food & Beverage 3.3%
Authentic Specialty Foods, Inc.* (Producer and distributor of Mexican foods) ............          1,700                15,937
Hain Food Group, Inc.* (Provider of specialty food products) ............................         34,000               348,500
Suiza Foods Corp.* (Food distributor) ...................................................         10,100               416,625
                                                                                                                   -----------
                                                                                                                       781,062
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 15.1%
Biotechnology 3.7%
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of benign
  vascular lesions) .....................................................................          7,600               248,900
Hyseq, Inc.* (Developer of gene-based therapeutic and diagnostic products) ..............          2,100                29,662
Norland Medical Systems, Inc.* (Marketer of systems used in diagnosis of
  bone disorders) .......................................................................         26,700               300,375
Protein Design Labs, Inc.* (Developer of human and humanized antibodies) ................          8,100               288,563
                                                                                                                   -----------
                                                                                                                       867,500
                                                                                                                   -----------
Health Industry Services 4.6%
BioReliance Corp.* (Contract research organization) .....................................            400                 8,700
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................          9,900               335,363
MedQuist, Inc.* (Electronic document transcription and management services) .............         13,700               455,525
Staff Builders, Inc. "A"* (Provider of home health care services) .......................        100,000               281,250
                                                                                                                   -----------
                                                                                                                     1,080,838
                                                                                                                   -----------
Hospital Management 1.2%
Karrington Health, Inc.* (Owner and operator of private pay assisted living residences) .         10,900               129,438
Sunrise Assisted Living, Inc.* (Provider of assisted living to the elderly) .............          4,600               143,175
                                                                                                                   -----------
                                                                                                                       272,613
                                                                                                                   -----------
Medical Supply & Specialty 2.7%
ArthroCare Corp.* (Manufacturer of orthopedic surgery equipment) ........................          3,500                37,187
Closure Medical Corp.* (Manufacturer of medical adhesive products) ......................          8,200               228,575
Intelligent Medical Imaging, Inc.* (Producer of an automated microscope system) .........         29,500               175,156
Perclose, Inc.* (Developer and producer of minimally invasive single-use systems
  to close arterial access sites surgically) ............................................          8,000               188,000
                                                                                                                   -----------
                                                                                                                       628,918
                                                                                                                   -----------
Pharmaceuticals 2.9%
Cyanotech Corp.* (Producer of algal products for nutritional and
  pharmaceutical markets) ...............................................................         28,500               143,391
Guilford Pharmaceuticals, Inc.* (Research and development of therapeutic and
  diagnostic drugs) .....................................................................         13,600               365,500
Sugen, Inc.* (Developer of small molecule drugs for use in cancer and
  diabetes treatment) ...................................................................         10,400               146,900
Zonagen, Inc.* (Biopharmaceutical company) ..............................................          1,200                37,950
                                                                                                                   -----------
                                                                                                                       693,741
                                                                                                                   -----------
Financial 3.3%
Banks 2.9%
First Federal Financial Corp.* (Commercial bank holding company) ........................          6,900               232,875
Magna Group, Inc. (Commercial banking and financial services) ...........................          7,600               275,975

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.* (Commercial bank holding company) ..............          6,700               175,038
                                                                                                                   -----------
                                                                                                                       683,888
                                                                                                                   -----------
Insurance 0.4%
CapMAC Holdings, Inc. (Provider of financial guaranty insurance) ........................          3,100                86,025
                                                                                                                   -----------
Media 1.8%
Advertising
Universal Outdoor Holdings, Inc.* (Outdoor advertising company) .........................         12,300               421,275
                                                                                                                   -----------
Service Industries 14.7%
EDP Services 2.6%
Analysts International Corp. (Contract programming and software services) ...............         11,400               390,450
Aris Corp.* (Information technology services) ...........................................            500                12,250
Computer Horizons Corp.* (Diversified information technology services and solutions) ....          5,250               208,687
                                                                                                                   -----------
                                                                                                                       611,387
                                                                                                                   -----------
Environmental Services 0.1%
Commodore Applied Technologies, Inc.* (Developer of environmental technologies) .........          3,900                18,281
                                                                                                                   -----------
Miscellaneous Commercial Services 12.0%
ABR Information Services, Inc.* (Benefits, compliance and information services) .........          7,400               198,875
Alternative Resources Corp.* (Provider of technical personnel specializing in
  information services) .................................................................         11,200               250,600
CMG Information Services, Inc.* (Developer of information-based products and services
  for direct marketing) .................................................................         16,600               371,425
Cornell Corrections, Inc.* (Developer and operator of correctional, detention and
  pre-release facilities) ...............................................................         14,900               217,912
CorporateFamily Solutions, Inc.* (Management and consulting services) ...................            500                 7,500
G & K Services Inc. "A" (Uniform rentals) ...............................................          7,700               268,537
Lamalie Associates, Inc.* (Executive search company) ....................................         25,000               475,000
Sitel Corp.* (Nebraska based telemarketing company for major credit-card and insurance
  companies) ............................................................................         34,500               366,563
TeleTech Holdings Inc.* (Provider of customer care solutions) ...........................         14,800               242,350
Veterinary Centers of America, Inc.* (Owner and manager of veterinary hospitals) ........         15,300               212,288
Wackenhut Corrections Corp.* (Manager of privatized correctional and
  detention facilities) .................................................................          7,900                209,350
                                                                                                                   -----------
                                                                                                                     2,820,400
                                                                                                                   -----------
Durables 5.0%
Aerospace 2.1%
Simula, Inc.* (Development and production of transportation safety products) ............         20,900               485,925
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Automobiles 1.2%
Tower Automotive, Inc.* (Producer of engineered metal stampings and assemblies for
  automotive industry) ..................................................................          6,300               282,713
                                                                                                                   -----------
Telecommunications Equipment 1.7%
RIT Technologies Ltd.* (Manufacturer of wiring products and systems) ....................         45,000               410,625
                                                                                                                   -----------
Manufacturing 8.8%
Containers & Paper 2.2%
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................          9,300               523,125
                                                                                                                   -----------
Diversified Manufacturing 0.6%
Alyn Corp.* (Manufacturer of consumer and industrial materials) .........................         16,700               139,862
                                                                                                                   -----------
Electrical Products 1.7%
Advanced Lighting Technologies, Inc.* (Manufacturer of metal halide lighting products) ..         17,100               410,400
                                                                                                                   -----------
Industrial Specialty 1.5%
Lydall, Inc.* (Engineered fiber materials) ..............................................          5,500               130,625
National-Oilwell, Inc.* (Manufacturer of oil and gas drilling equipment) ................          3,600               221,625
                                                                                                                   -----------
                                                                                                                       352,250
                                                                                                                   -----------
Office Equipment/Supplies 2.8%
Encad, Inc.* (Manufacturer of large format color inkjet printers) .......................         10,700               375,837
TransAct Technologies Inc.* (Manufacturer of transaction record printers) ...............         17,200               273,050
                                                                                                                   -----------
                                                                                                                       648,887
                                                                                                                   -----------
Technology 21.0%
Computer Software 11.5%
Advent Software, Inc.* (Provider of stand-alone and client/server software products) ....          6,000               159,000
CBT Group PLC (ADR)* (Developer and publisher of software focusing on client/server
  technologies) .........................................................................          5,100               331,500
Genesys Telecommunications Laboratories, Inc.* (Producer of enterprise-wide platform
  and applications software) ............................................................          1,300                36,400
JDA Software Group, Inc.* (Comprehensive software solutions for management of
  retailing information) ................................................................          4,100               128,125
Keane, Inc.* (Provider of computer software project management and design development
  services) .............................................................................          3,200               188,000
Lycos, Inc.* (Developer of online guides to the Internet) ...............................          1,037                32,471
MAPICS, Inc.* (Business planning and control solutions and services) ....................         44,000               517,000
Peritus Software Services, Inc.* (Information technology software products
  and services) .........................................................................            600                15,000
SeaChange International, Inc.* (Manufacturer of software-based products for management and distribution of digital video for television and
  telecommunication companies) ..........................................................         22,800               361,950

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Vantive Corp.* (Provider of customer interaction applications software) .................         14,400               439,200
Wind River Systems* (Producer of advanced software operation systems and
  development tools) ....................................................................         11,600               497,350
                                                                                                                   -----------
                                                                                                                     2,705,996
                                                                                                                   -----------
EDP Peripherals 1.1%
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ....          5,200               245,700
                                                                                                                   -----------
Electronic Components/Distributors 1.3%
Galileo Technology Ltd.* (Producer of digital semiconductor network devices) ............            400                12,450
Rofin-Sinar Technologies, Inc.* (Manufacturer of laser products used for
  cutting and welding) ..................................................................         10,000               172,500
Sawtek, Inc.* (Manufacturer of electronic signal processing components) .................            400                15,750
Trident International, Inc.* (Manufacturer of impulse ink jet subsystems) ...............          7,300               110,413
                                                                                                                   -----------
                                                                                                                       311,113
                                                                                                                   -----------
Office/Plant Automation 3.2%
Cognex Corp.* (Manufacturer of machine vision systems) ..................................         12,200               466,650
Pinnacle Systems, Inc.* (Manufacturer of video post-production workstations) ............         11,500               293,250
                                                                                                                   -----------
                                                                                                                       759,900
                                                                                                                   -----------
Semiconductors 3.9%
Cymer, Inc.* (Provider of laser illumination sources for ultra-violet
  photolithography systems) .............................................................          5,300               481,637
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............          9,300               438,263
                                                                                                                   -----------
                                                                                                                       919,900
                                                                                                                   -----------
Energy 6.5%
Oil & Gas Production 4.1%
KCS Energy, Inc. (Crude oil and natural gas exploration, development and production) ....          5,200               138,775
Nuevo Energy Co.* (Oil and gas exploration, development and production) .................         10,400               528,450
St. Mary Land & Exploration Co. (Oil and gas exploration, development and production) ...          3,000               107,250
Virginia Gas Company (Integrated natural gas company) ...................................         20,000               177,500
                                                                                                                   -----------
                                                                                                                       951,975
                                                                                                                   -----------
Oilfield Services/Equipment 2.4%
Friede Goldman International, Inc.* (Oilfield services) .................................          7,100               285,775
Global Industries, Ltd.* (Pipeline construction, derrick and diving services for
  offshore oil and gas industry) ........................................................          7,700               280,569
                                                                                                                   -----------
                                                                                                                       566,344
                                                                                                                   -----------
Metals & Minerals 2.5%
Steel & Metals
Maverick Tube Corp.* (Manufacturer of steel tubular products for oil and gas wells) .....         13,000               424,125
RMI Titanium Co.* (Producer of titanium products) .......................................          7,700               161,219
                                                                                                                   -----------
                                                                                                                       585,344
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Construction 1.6%
Building Materials
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete and
  wood-to-masonry connectors) ...........................................................         10,400               383,500
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $18,930,297)                                                                              23,045.442
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $19,402,297) (a)                                                         23,517,442
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $19,626,233. At August 31, 1997, net unrealized appreciation for all securities based on tax cost was $3,891,209. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,650,686 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $759,477.

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder 21st Century Growth Fund

                             Financial Statements

                      Statement of Assets and Liabilities
                             as of August 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $19,402,297) ...................   $  23,517,442
                 Receivable for Fund shares sold ........................................          63,147
                 Dividends and interest receivable ......................................           2,114
                 Deferred organization expenses .........................................          17,510
                 Other assets ...........................................................             161
                                                                                            ----------------
                 Total assets ...........................................................      23,600,374
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................         183,600
                 Other payables and accrued expenses ....................................         120,598
                                                                                            ----------------
                 Total liabilities ......................................................         304,198
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  23,296,176
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments .............................       4,115,145
                 Accumulated net realized loss ..........................................      (1,568,265)
                 Paid-in capital ........................................................      20,749,296
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  23,296,176
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($23,296,176 / 1,776,347 outstanding shares of beneficial                ----------------
                   interest, $.01 par value, unlimited number of shares authorized) .....          $13.11
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder 21st Century Growth Fund

                            Statement of Operations
                for the period September 9, 1996 (commencement
                       of operations) to August 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ..............................................................   $      15,692
                 Interest ...............................................................          45,992
                                                                                            -----------------
                                                                                                   61,684
                 Expenses:
                 Management fee .........................................................         129,231
                 Services to shareholders ...............................................         120,314
                 Custodian and accounting fees ..........................................          59,124
                 Trustees' fees and expenses ............................................          41,045
                 Auditing ...............................................................          19,300
                 Registration fees ......................................................          44,171
                 Reports to shareholders ................................................          21,993
                 Legal ..................................................................           9,874
                 Amortization of organization expense ...................................           4,741
                 Other ..................................................................           5,336
                                                                                            -----------------
                 Total expenses before reductions .......................................         455,129
                 Expense reductions .....................................................        (228,599)
                                                                                            -----------------
                 Expenses, net ..........................................................         226,530
                ---------------------------------------------------------------------------------------------
                 Net investment loss                                                             (164,846)
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized loss from investments .....................................      (1,568,265)
                 Net unrealized appreciation during the period on investments ...........       4,115,145
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            2,546,880
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   2,382,034
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder 21st Century Growth Fund

                      Statement of Changes in Net Assets

                                                                                          For the Period
                                                                                        September 9, 1996
                                                                                         (commencement of
                                                                                          operations) to
Increase (Decrease) in Net Assets                                                        August 31, 1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment loss ................................................     $  (164,846)
                 Net realized loss from investment transactions .....................      (1,568,265)
                 Net unrealized appreciation on investment transactions during
                   the period........................................................       4,115,145
                                                                                       --------------------
                 Net increase in net assets resulting from operations ...............       2,382,034
                                                                                       ---------------------
                 Fund share transactions:
                 Proceeds from shares sold ..........................................      24,126,673
                 Cost of shares redeemed ............................................      (3,228,689)
                 Redemption fees ....................................................          14,958
                                                                                       ---------------------
                 Net increase in net assets from Fund share transactions ............      20,912,942
                                                                                       ---------------------
                 Increase in net assets .............................................      23,294,976
                 Net assets at beginning of period ..................................           1,200
                                                                                       ---------------------
                 Net assets at end of period ........................................     $23,296,176
                                                                                       ---------------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..........................             100
                                                                                       ---------------------
                 Shares sold ........................................................       2,058,513
                 Shares redeemed ....................................................        (282,266)
                                                                                       ---------------------
                 Net increase in Fund shares ........................................       1,776,247
                                                                                       ---------------------
                 Shares outstanding at end of period ................................       1,776,347
                                                                                       ---------------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder 21st Century Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                              For the Period
                                                                                           September 9, 1996
                                                                                             (commencement)
                                                                                           of operations) to
                                                                                            August 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                                           ------------------
Net asset value, beginning of period ....................................................        $12.00
                                                                                           ------------------
Income from investment operations:
Net investment loss .....................................................................          (.15)
Net realized and unrealized gain on investments .........................................          1.25
                                                                                           ------------------
Total from investment operations ........................................................          1.10
                                                                                           ------------------
Redemption fees .........................................................................           .01
                                                                                           ------------------
Net asset value, end of period ..........................................................        $13.11
                                                                                           ------------------
----------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ....................................................................          9.25(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................            23
Ratio of operating expenses, net to average daily net assets (%) ........................          1.75*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..          3.52*
Ratio of net investment loss to average daily net assets (%) ............................         (1.27)*
Portfolio turnover rate (%) .............................................................          92.0*
Average commission rate paid ............................................................        $.0405

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                      21 - Scudder 21st Century Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $7,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilitzed or until August 31, 2005, the expiration date, whichever occurs first. In addition, from November 1, 1996 through August 31, 1997, the Fund incurred approximately $1,337,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1998.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the


                      22 - Scudder 21st Century Growth Fund

Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the period September 9, 1996 (commencement of operations) to August 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $31,550,287 and $11,051,733, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of the Fund's management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the period September 9, 1996 (commencement of operations) to August 31, 1997, the Adviser did not impose any portion of its management fee amounting to $129,231.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SSC imposed fees amounting to $14,592, of which $14,592 was unpaid at August 31, 1997, and did not impose fees amounting to $65,550.


                      23 - Scudder 21st Century Growth Fund

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $26,361.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period September 9, 1996 (commencement of operations) to August 31, 1997, STC imposed fees amounting to $586, of which $586 is unpaid at August 31, 1997, and did not impose fees amounting to $2,635.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SFAC imposed fees amounting to $6,942, of which $6,942 is unpaid at August 31, 1997, and did not impose fees amounting to $31,183.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the period September 9, 1996 (commencement of operations) to August 31, 1997, the Trustees' fees and expenses aggregated $41,045.


                      24 - Scudder 21st Century Growth Fund

                        Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder 21st Century Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder 21st Century Growth Fund, including the investment portfolio, as of August 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 9, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period September 9, 1996 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.


Boston, Massachusetts                          COOPERS & LYBRAND L.L.P.
October 2, 1997


                      25 - Scudder 21st Century Growth Fund

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                                  intentionally
                                   left blank.




                     26 - Scudder 21st Century Growth Fund

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                                   left blank.




                     27 - Scudder 21st Century Growth Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

William T. Burgin*
Trustee; General Partner,
 Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor,
Exeter Capital Management
Corporation

David S. Lee*
Trustee and Vice President

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk
Trustee, Vice President and
Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of
Accounting, Columbia
University Graduate School of
Business

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
raduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Richard W. Desmond*
Assistant Secretary



                         *Scudder, Stevens & Clark, Inc.


                     28 - Scudder 21st Century Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      29 - Scudder 21st Century Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder 21st Century Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                      31 - Scudder 21st Century Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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